                                                                   EXHIBIT 99.1

                           PRIDE INTERNATIONAL, INC.
                                   RIG STATUS


RIG STATUS AS OF 8-14-03

Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride's customers and current expectations as to the time required for completion of projects.

=================================================================================================================================
                                                          Current Contract
  Offshore Fleet                   Design         Area      From       To     Dayrate(1)              Comments
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
OWNED UNITS

DRILLSHIPS
Pride Africa                   10,000' WD, DP   W Africa   Oct-99    Jun-05   $163,000
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Pride Angola                   10,000' WD, DP   W Africa   May-00    May-05   $162,000
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SEMISUBMERSIBLES
Pride Brazil                    5,000' WD, DP    Brazil    Jul-01    Jul-06   $134,000
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Pride Carlos Walter             5,000' WD, DP    Brazil    Jun-01    Jun-06   $134,000
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Pride North America           7,500' WD, Conv   W Africa   Aug-99    Aug-04   $164,000
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Pride North Sea               1,000' WD, Conv   N Africa   Nov-02    Jan-04    $52,000
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Pride South America             4,000' WD, DP    Brazil    Jan-03    Jan-05    $78,000
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Pride South Atlantic          1,500' WD, Conv    Brazil    Oct-02    Oct-03    $53,000
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Pride South Pacific           6,500' WD, Conv   W Africa   Jan-03    Mar-04    $98,000
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Pride South Seas              1,000' WD, Conv    Mexico    Oct-02    Jun-05    $53,000
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Pride Venezuela               1,500' WD, Conv   Trinidad
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Viking                        2,650' WD, Conv    Mexico    Oct-03    Apr-07    $49,000
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JACKUPS
   International
Pride Cabinda                        300' ILC   W Africa   Aug-00    Aug-05    $50,000
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Pride Hawaii                         300' ILC    SE Asia   Nov-01    Nov-03    $63,000
                                                           Nov-03    May-05    $51,000    New contract
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Pride Montana                        270' ILC   Mid-East   Jun-01    Jun-04    $47,000
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Pride North Dakota                   250' ILC   W Africa   Oct-02    Oct-04    $62,000
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Pride Ohio                           250' ILC   Mid-East   Apr-02    Mar-04    $40,000
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Pride Pennsylvania                   300' ILC     India    Jun-03    Jun-06    $58,000    In shipyard for 5-yr survey during 3Q03
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Pride Rotterdam                    205' Accom     N Sea    Oct-02    Mar-04    $36,000    Contract extended
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Pride West Virginia                  300' ILC     India    Nov-02    Nov-04    $52,000
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   Gulf of Mexico - Mexico
Pride Alabama                      200' MC/TD    Mexico    Jul-03    Jul-07    $36,000
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Pride Alaska                       250' MC/TD    Mexico    Nov-02    Jul-05    $35,000
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Pride Arkansas                     200' MC/TD    Mexico    Nov-03    Oct-06    $35,000
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Pride California                   250' MS/TD    Mexico    Aug-02    Oct-05    $33,000
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Pride Colorado                     200' MC/TD    Mexico    Jul-03    Mar-07    $36,000
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Pride Louisiana                    250' MS/TD    Mexico    Apr-02    Jul-06    $33,000
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Pride Mississippi                  200' MC/TD    Mexico    Sep-02    Apr-05    $37,000
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Pride Nebraska                     200' MC/TD    Mexico    Nov-02    Jan-06    $34,000
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Pride Nevada                       200' MC/TD    Mexico    Apr-02    Jul-06    $32,000
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Pride Oklahoma                     250' MS/TD    Mexico    Sep-02    Apr-05    $35,000
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Pride South Carolina               200' MC/TD    Mexico    Jul-02    Mar-06    $32,000
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Pride Tennessee                   300' ILC/TD    Mexico    Jul-03    Jun-06    $48,000
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Pride Texas                        300' MC/TD    Mexico    Nov-03    Mar-05    $37,000
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Pride Wisconsin                   300' ILS/TD    Mexico    Aug-02    Dec-03    $35,000
                                                 Mexico    Jan-04    Dec-06    $36,000
=================================================================================================================================

(1) Dayrates shown are contract dayrates. They exclude reimbursable items, mobilization and demobilization fees, bonus and other items that constitute revenues under generally accepted accounting principles, but that it is not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning contract expiration dates and dayrates. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties and other factors described in Pride's most recent annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC's website at www.sec.gov. Pride cautions you that forward- looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in these statements.




DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Ind. leg cantilever. ILS Ind. leg slot. MC Mat-supported cantilever. MS Mat-supported slot. TD Top drive.

                           PRIDE INTERNATIONAL, INC.
                                   RIG STATUS

=================================================================================================================================
                                                         Current Contract
    Offshore Fleet                Design         Area      From       To       Dayrate(1)        Comments
---------------------------------------------------------------------------------------------------------------------------------
     Gulf of Mexico - USA
Pride Arizona                  250' MS/TD        USA
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Pride Florida                  200' MC/TD        USA      Jul-03    Sep-03     $24,000
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Pride Georgia                  250' MS/TD        USA      Jul-03    Nov-03     $22,000    Rate to $24,000 next well
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Pride Illinois                    225' MS        USA
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Pride Kansas                   250' MC/TD        USA      Nov-02    Apr-04     $24,000    Dayrate indexed monthly
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Pride Kentucky                    250' MS        USA
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Pride Michigan                    250' MS        USA
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Pride Missouri                 250' MC/TD        USA      Jul-03    Sep-03     $24,000
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Pride New Mexico                  200' MC        USA      May-03    May-04     $26,000
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Pride Utah                      80' MC/TD        USA
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Pride Wyoming                     250' MS        USA
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PLATFORM RIGS
Platform Rigs - Mexico            3 Units      Mexico     Various  Various    $20,000(2)  3 of 3 rigs contracted
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Platform Rigs - USA              18 Units        USA      Various  Various    $20,000(2)  6 of 18 rigs contracted
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TENDERS
Al Baraka(1)                      650' WD     W Africa    Jun-01    Aug-03    $37,000
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Alligator                         330' WD     W Africa
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Barracuda                         330' WD     W Africa    Jun-02    Jan-04     $38,000
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Ile De Sein                       450' WD      SE Asia    Dec-02    Dec-04     $36,000
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Piranha                           600' WD      SE Asia    Mar-03    Jun-05     $35,000
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BARGES
Bintang Kalimantan                 21' WD     W Africa    Sep-01    Sep-03     $30,000
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Pride I                           150' WD     Venezuela   Jan-95    Jan-05     $25,000
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Pride II                          150' WD     Venezuela   Jan-95    Jan-05     $25,000
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MANAGED UNITS

SEMISUBMERSIBLE
Leiv Eiriksson              8,200' WD, DP     W Africa    Jan-02    Oct-03       **(3)    Management fee
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JACKUPS
GP 19                            150' ILC     Venezuela   Dec-00    Apr-04       **       Management fee
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GP 20                            150' ILC     Venezuela   Dec-00    Mar-04       **       Management fee
=================================================================================================================================

================================================================================
                                                 RIG COUNT
LAND FLEET                                  --------------------
COUNTRY                                     TOTAL     CONTRACTED   UTILIZATION
ARGENTINA DRILLING                           50           38           76%
ARGENTINA WORKOVER                          100           92           92%

BOLIVIA DRILLING                              6            3           50%
BOLIVIA WORKOVER                              7            6           86%

COLOMBIA / ECUADOR DRILLING                  14           13           93%
COLOMBIA / ECUADOR WORKOVER                   9            8           89%

BRAZIL DRILLING(4)                            1            1          100%
BRAZIL WORKOVER(5)                            8            8          100%

VENEZUELA DRILLING                            6            5           83%
VENEZUELA WORKOVER                           25           17           68%

RUSSIA / KAZAKHSTAN                           3            3          100%

CHAD                                          5            5          100%

OTHER LAND                                   20            7           35%
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TOTAL RIGS                                  254          206           81%
================================================================================

(1) Dayrates shown are contract dayrates. They exclude reimbursable items, mobilization and demobilization fees, bonus and other items that constitute revenues under generally accepted accounting principles, but that it is not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

(2)  Average contract dayrate for the rig class.

(3)  ** Not applicable.

(4)  Rig managed by Pride, but owned by a third party.

(5)  Four rigs managed by Pride, but owned by third parties.


DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Ind. leg cantilever. ILS Ind. leg slot. MC Mat-supported cantilever. MS Mat-supported slot. TD Top drive.